U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26911
(Commission File Number)

94-3000561
(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California
(Address of Principal Executive Officers)

94539
(Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 2.02 Results of Operations and Financial Condition

On February 3, 2005, Therma-Wave, Inc. issued a press release announcing its financial results for the third fiscal quarter ended December 26, 2004. A corrected copy of this press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02. The corrected copy reflects an updated subtotal for “Total current liabilities”, which has been corrected for the period ended December 31, 2004. That corrected total equals $35,566 (in thousands).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 3, 2005	Therma-Wave, Inc.
	By:	/s/L. Ray Christie
		Name:	L. Ray Christie
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number
Exhibit	Description
99.1	Press Release dated February 3, 2005